UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2008

YELLOWCAKE MINING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52293	83-0463005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

598 - 999 Canada Place, Vancouver, BC V6C 3E1
(Address of principal executive offices and Zip Code)

604-685-4048
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2008, our board of directors passed a resolution cancelling our company’s Bylaws in their entirety and adopting the Amended and Restated Bylaws filed herewith as Exhibit 3.1. The Amended and Restated Bylaws were amended to add Article IX “Transactions with Shareholders”. Section 1 and 2 provides that our company will not be governed by certain sections of the Nevada Private Corporations Act.

The above description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements And Exhibits.

Exhibit
Number	Description of Exhibit

(d)	Exhibits

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.

/s/ William Tafuri
William Tafuri
President, Secretary and Treasurer

Date:September 18, 2008